UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Technology Square Cambridge, Massachusetts (Address of principal executive offices)	02139 (Zip Code)

Registrant’s telephone number, including area code: (857) 242-0170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MGTA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2020, the Board of Directors (the “Board”) of Magenta Therapeutics, Inc. (the “Company”) promoted John C. Davis, Jr., M.D. to Head of Research and Development and Chief Medical Officer. Dr. Davis has served as Chief Medical Officer of the Company since February 2018.

In connection with his promotion to Head of Research and Development and Chief Medical Officer, the Compensation Committee of the Board approved an increase in Dr. Davis’ annual base salary to $450,000. In addition, the Company issued Dr. Davis an option to purchase 50,000 shares of the Company’s common stock pursuant to the Magenta Therapeutics, Inc. 2018 Stock Option and Incentive Plan (the “2018 Plan”). The stock option will have an exercise price per share equal to $8.18, the closing price of the Company’s common stock on the Nasdaq Global Market on the date of the grant, and will vest in 16 equal quarterly installments until fully vested on the fourth anniversary of the grant date. Pursuant to his employment agreement with the Company, if Dr. Davis is terminated by the Company without cause or he resigns for good reason, each within 12 months following a change in control (as defined in his employment agreement), subject to the delivery of a fully effective release of claims, all shares subject to the stock option will vest and become fully exercisable.

Item 7.01          Regulation FD Disclosure.

On April 17, 2020, the Company issued a press release announcing  the foregoing described promotion. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated April 17, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGENTA THERAPEUTICS, INC.

Date:	April 17, 2020
By:	/s/ Jason Gardner
Title:	President and Chief Executive Officer

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